Pension and Post-retirement and Other Benefit Plans - Pre-Tax Changes in Projected Benefit Obligations and Plan Assets Recognized in Other Comprehensive Income (Details) - Pensions $ in Millions	12 Months Ended
Dec. 31, 2023 USD ($)
Defined Benefit Plan Disclosure [Line Items]
Actuarial gain	$ 6.8
Amortization of net actuarial loss	(5.0)
Net income recognized in other comprehensive income	1.8
Total recognized in net periodic benefit cost and other comprehensive income	$ 3.6